SAIC - EduLink Alliance Agreement

This Alliance Agreement ("Agreement"), effective May 15, 2001, between EduLink, Inc. (hereinafter "EduLink") and Science Applications International Corporation, (hereinafter "SAIC").

The above parties each posses unique capabilities and desire to make this Agreement to:

A. Jointly investigate and evaluate business opportunities involving the EduLink platform technology and related integration services to be procured by various customers;

B.     Develop a framework to jointly pursue specific business opportunities;

The following Agreement is made based on the above facts and circumstances:

1.     General Purpose of Agreement.

The purpose of this Agreement is to outline the manner in which the parties will identify, pursue and develop opportunities for EduLink Technology.

2.     Term of Agreement.

The term of this Agreement shall be one (1) year from the date first written above. This Agreement shall automatically continue for an additional period of one (1) year unless either party provides thirty (30) days prior written notice of its desire not to extend the Agreement.

3.     Nonexclusive Agreement.

Except as may be set out elsewhere in this Agreement, the parties shall not be precluded from independently marketing, participating in or contracting any business whether related to this Agreement or otherwise.

4.     Point of Contact

The parties agree to designate a relationship point of contact that shall make a good faith effort to control and direct their respective efforts so that they conform to this Agreement. In addition, it is understood that SAIC may designate separate individuals to direct its activities for specific vertical markets or specific SAIC customers. Such SAIC vertical market and customer points of contact shall be designated as SAIC Engagement Manager(s) and included in the Management Committee described at paragraph 3.1 of Annex 1.

5.     General Terms of Agreement

The general terms shall be as set out at Annex 1, attached hereto and made a part hereof.

6.     Target Markets and Customers

The Target Markets and Customers shall be as set out at Annex 2, attached hereto and made a part hereof. The parties agree that Annex 2 is an initial identification of Target Markets and Customers and may, by written agreement, be expanded to include additional markets and customers.

7.     Specific Opportunities

The parties shall enter into separate agreements defining each party's respective role, responsibilities, scope of work and terms applicable to each specific opportunity. The first of such agreements may be the establishing of EduLink system licensing agreements for the purpose of co-marketing.

8.     Entire Agreement

The terms and conditions of this Agreement, including any attachments hereto constitutes the entire agreement between the parties and supersedes all previous communications, representation, or agreements, either written or oral, with respect to the subject matter hereof.

For       EduLink, Inc.                 For:      Science Applications
                                                    International Corp.

By:                                     By:

          ---------------------------            -------------------------------
Name:                                   Name:
          ---------------------------            -------------------------------
Title:                                  Title:
          ---------------------------            -------------------------------
Date:                                   Date:
          ---------------------------            -------------------------------

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
Alliance Agreement
Annex 1
                       General Terms of Alliance Agreement

1.0    Legal Effect of Alliance Agreement

       The relationship of the parties shall be that of independent contractors, and nothing in this Alliance Agreement shall be deemed to constitute the parties as partners, joint venturers, co-owners, joint employers, or otherwise as participants in a joint or common undertaking. Nothing in this Alliance Agreement shall be deemed to give either party any power to direct or control any activities, or any power to bind or obligate the other. No employee of one party shall be deemed an employee of the other.

2.0    Costs and Expenses

       Except as otherwise specifically provided in this Agreement or under subsequent written agreement, each party shall assume and discharge for its own account all cost, expenses, and charges necessary or incidental to its operations under this Agreement, and shall indemnify and save the other party harmless from and against all such costs, expenses and charges and all claims, promises, guarantees, debts, obligations, expenses, and liabilities of any nature and kind made, incurred, contracted or created by it which were not specifically assumed in advance by written agreement of the other party.

3.0    Implementation

3.1. Management Committee. The parties will promptly establish a Management Committee, to refine and further define joint service offerings, target markets and customers. The Management Committee membership may be increased or decreased at the discretion of the parties but, at all times, shall include one person from each party with designated authority to make decisions, commit resources and direct activities for the party. Such activities shall include, without limitation, entering into and directing the party's performance under subsequent agreements for specific opportunities and engagements.

3.2. Development and Use of Marketing Materials. In the event the parties agree to work together to develop marketing materials that describe the joint service offering and the relationship between EduLink and SAIC, the parties agree that funding and ownership for the jointly developed marketing materials shall be on a 50:50 basis, unless other arrangements are negotiated in a particular case. Further, the parties agree to use the developed marketing materials only for marketing and selling to targeted customers or targeted markets as described in Annex 2.

3.3 Joint Marketing. The parties will identify certain large strategic opportunities such as a state or a large school district for joint marketing. For these major initiatives, the parties shall agree up front to co-market and share the outcome of the effort at pre-determined splits of revenue, profit and, to the extent possible, actual labor. The parties will contribute to these joint agreements at a level commensurate with their anticipated gain.

4.0    Confidentiality

       The parties shall treat all proprietary and confidential information in accordance with the Non-Disclosure Agreement between the parties dated 9/21/99, incorporated herein and made a part hereof as if set out in full text.

5.0    Press Releases

       Neither party will make any press releases without the prior consent of the other unless required by law. Annex 3 sets forth an initial general press release that may, upon signature of this Agreement, be released by either party without further consultation.

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This document is SAIC Confidential Information. Disclosure is prohibited without
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Alliance Agreement
Annex 1
                       General Terms of Alliance Agreement

6.0    Notices

       All notices, certificates, acknowledgments and other reports hereunder shall be in writing and shall be deemed properly delivered when duly mailed by registered letter to the other party at its address as follows, or to such other address as either party may, by written notice, designate to the other.

       EduLink                                  SAIC
       450 North Roxbury Drive, #602            200 Harry S. Truman Pkwy. #400
       Beverly Hills, CA 90210                  Annapolis, MD 21401
       Attn.: Michael Rosenfeld, CEO            Attn.: Steve Rizzi, Corp Vice
                                                       President

7.0    Intellectual Property

7.1. EduLink and SAIC shall each retain ownership of, and all right, title and interest in and to, their respective, pre-existing intellectual property
       (IP) including without limitation, inventions, patents, works of authorship, copyrights and trade secrets, and no license therein, whether express or implied, is granted by this Agreement or as a result of the Services performed hereunder. To the extent the parties wish to grant to the other rights or interests in pre-existing IP, separate license agreements on mutually acceptable terms will be executed.

7.2. Any invention (whether patentable or not), work of authorship, or other IP created by either party in connection with this Agreement shall be owned by that party, and all right, title and interest therein shall be retained by that party.

7.3. Any invention (whether patentable or not), work of authorship, or other IP jointly developed by the parties under this Agreement or subsequent agreements shall be shared by the parties on an equitable basis subject to the parties entering into separate license agreements on mutually acceptable terms.

7.4. Nothing contained in this Agreement shall, by express grant, implication, estoppel or otherwise, create in either party any right, title, interest, or license in or to the inventions, patents, technical data, computer software, or software documentation of the other party.

7.5. Notwithstanding the foregoing to the contrary, any provision of this Agreement relating to ownership of IP shall be subject to the provisions of the agreement between EduLink and SAIC entitled "Contract Agreement EduLink/SAIC-2000-001" and dated October 1, 1999 (the "Contract Agreement"), as well as any renewals or extensions of such Contract Agreement, with respect to EduLink's ownership of IP created by SAIC for EduLink and/or jointly by EduLink and SAIC for EduLink pursuant to task orders issued in accordance with said Contract Agreement.

8.0    Personnel

8.1. Personnel will at all times be considered employees or agents of the party providing such personnel and will not for any purpose be considered employees or agents of the other party. Each party shall assume full responsibility for the actions or inaction of the personnel it provides, and shall be solely responsible for the supervision, direction, control, salaries, workers' compensation coverage, disability and other insurance, benefits, and all other obligations required by law relating to its personnel.

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This document is SAIC Confidential Information. Disclosure is prohibited without
SAIC's written consent.

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Alliance Agreement
Annex 1
                       General Terms of Alliance Agreement

9.0    Representation

       Each party represents and warrants to the other that it has the right to use, disclose and disseminate any information, specifications and data that it provides or will provide to the other party under this Agreement or any subsequent agreement. Each party further represents and warrants to the other that possession and use of that information, specifications and data by the other party under the terms and conditions of this Agreement will not constitute an infringement upon any patent, copyright, trade secret, or other intellectual property right of any third party.

10.0   Limitation of Liability

10.1. In no event shall either EduLink or SAIC be liable to the other for any special, indirect, incidental or consequential damages (including, but not limited to, lost profits, lost business opportunities, loss of use or equipment down time, and loss of or corruption to data) arising out of or relating to this Agreement, regardless of the legal theory under which such damages are sought, and even if the parties have been advised of the possibility of such damages or loss.

10.2. Any claim by SAIC against EduLink relating to this Agreement, other than in warranty, must be made in writing and presented to EduLink within one year after expiration of this Agreement or any other agreement between the parties to which the claim relates.

11.0   Third Parties

11.1. SAIC agrees that EduLink shall not be obligated to third parties with whom SAIC may make agreements or to whom SAIC may direct payments without EduLink prior written consent. SAIC covenants not to make any representations, directly or by implication, that any such obligation exists or will be created.

11.2. SAIC shall not, in connection with performance under this Agreement, make any payments to third parties if such payment would be in violation of law. Further, SAIC shall make no payments on EduLink's behalf for political purposes or to obtain political influence. SAIC acknowledges that no employee of EduLink or of any of its divisions, subsidiaries or parent corporation has any authority to give any direction, written or oral, in connection with the making of any commitment by SAIC to any third party in contravention to the foregoing.

11.3. EduLink and SAIC expressly exclude any and all third parties from the benefits of this Agreement. In the event that SAIC furnishes any EduLink work product to a person who is not a party to this Agreement, SAIC agrees to defend, indemnify, and hold harmless EduLink from and against all claims, damages, losses, costs and expenses (including reasonably attorney's fee) of actions brought by third parties, and arising out of or relating to such party's use or distribution of, or reliance upon, EduLink's work product.

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This document is SAIC Confidential Information. Disclosure is prohibited without
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Alliance Agreement
Annex 1
                       General Terms of Alliance Agreement

12.0   Non-Solicitation of Employees

       During the period of this Agreement, including any extension or modification thereof, both parties agree not to solicit for employment, knowingly hire or otherwise retain any technical or professional employees of the other party assigned to work on this project without the prior written approval of the other party. This clause shall in no way be construed to restrict, limit, or encumber the rights of any employee granted by law.

13.0   Non-Waiver of Rights

       The failure of either party to insist upon performance of any provision of this Agreement, or to exercise any right, remedy or option provided herein, shall neither be construed as a waiver of the right to assert any of the same or to rely on any such terms or conditions at any time thereafter, nor in any way affect the validity of this Agreement.

14.0   Severability

       If any covenant, condition, term, or provision contained in this Agreement is held or finally determined to be invalid, illegal, or unenforceable in any respect, in whole or in part, such covenant, condition, term, or provision shall be severed from this Agreement, and the remaining covenants, conditions, terms and provisions contained herein shall continue in force and effect, and shall in no way be affected, prejudiced or disturbed thereby.

15.0   Conflicting Provisions

       This Agreement and all of the exhibits, schedules, and documents attached hereto are intended to be read and construed in harmony with each other, but in the event any provision in any attachment conflicts with any provision of this Agreement, then this Agreement shall be deemed to control, and such conflicting provision shall be deemed removed and replaced with the governing provision herein.

16.0   Assignment

       Neither party may sell, assign, transfer, or otherwise convey any of its rights or delegate any of its duties under this Agreement without the prior written consent of the other party, which consent may not be unreasonably withheld.

17.0   Disputes and Applicable Law

       SAIC and EduLink agree to first enter into negotiations to resolve any controversy, claim or dispute ("dispute") arising under or relating to this Agreement. The parties agree to negotiate in good faith to reach a mutually agreeable resolution of such dispute within a reasonable period of time. If good faith negotiations are unsuccessful, SAIC and EduLink agree to resolve the dispute by binding and final arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association then in effect. The arbitration shall take place in San Francisco, California. The arbitrator(s) shall be bound to follow the provisions of this Agreement in resolving the dispute, and may not award punitive damages. The decision of the arbitrator(s) shall be final and binding on the parties, and any award of the arbitrator(s) may be entered or enforced in any court of competent jurisdiction.

       This Agreement shall be governed by and construed under the laws of the State of California, without regard to its laws relating to conflict or choice of laws.

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This document is SAIC Confidential Information. Disclosure is prohibited without
SAIC's written consent.

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Alliance Agreement
Annex 1
                       General Terms of Alliance Agreement

18.0   Miscellaneous

18.1. The captions and headings used in this Agreement are solely for the convenience of the parties, and the text of the Agreement shall govern in the event of any conflict or ambiguity. Each party has read and agreed to the specific language of this Agreement; therefore no conflict, ambiguity, or doubtful interpretation shall be construed against the drafter.



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SAIC's written consent.

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Alliance Agreement
Annex 2
                      Target Markets and Customers

Initially, this Alliance Agreement shall be restricted to the following targeted Market Areas and Customers:

1.     MARKET AREAS

           Public Schools (K-12)
           Private Schools (K-12)
           State Departments of Education
           Charter Schools (K-12)
           Charter School Management Companies
           Instructional Technology Companies
           Higher Education (Public and Private)
           US Department of Education
           International K-12 Educational Initiatives




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This document is SAIC Confidential Information. Disclosure is prohibited without
SAIC's written consent.

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Alliance Agreement
Annex 2
                      Target Markets and Customers

CUSTOMERS

              The following identification of potential Customers is an initial list based on existing SAIC customers or marketing initiatives. It is understood that this list may be changed over the term of this Agreement. It is further understood that SAIC will identify and designate an SAIC Engagement Manager who shall be SAIC's point of contact with such Customer(s). SAIC will identify its Engagement Manager(s) prior to pursuing any joint marketing or sales activity with the below identified Customer(s). Such SAIC Engagement Manager(s) shall, upon designation by SAIC, be included in the Management Committee described at paragraph 3.1 of Annex 1 to this Agreement.

   -------------------------------------------- --------------------------------
   Customer                                     SAIC Engagement Manager
   -------------------------------------------- --------------------------------
   State of California                          Brian Hays / Laura Metzger
   -------------------------------------------- --------------------------------
   State of Washington                          Brian Hays / Laura Metzger
   -------------------------------------------- --------------------------------
   State of Maryland                            Steven D. Rizzi
   -------------------------------------------- --------------------------------
   US - Dept. of Education                      Brian Hays / Steven D. Rizzi
   -------------------------------------------- --------------------------------
   City of New York                             Steven D. Rizzi
   -------------------------------------------- --------------------------------
   US - State & Local                           Brian Hays / Laura Metzger
   -------------------------------------------- --------------------------------
   TBD - San Diego Schools                      TBD - Lou Poannessa
   -------------------------------------------- --------------------------------
   TBD - State of Pennsylvania                  TBD - Brian Hays
   -------------------------------------------- --------------------------------
   TBD - Pennsylvania Local School Districts    TBD - Brian Hays
   -------------------------------------------- --------------------------------
   TBD - State of New Jersey                    TBD - Brian Hays
   -------------------------------------------- --------------------------------
   TBD - State of Delaware                      TBD - Brian Hays
   -------------------------------------------- --------------------------------
   TBD - New Jersey Local School Districts      TBD - Brian Hays
   -------------------------------------------- --------------------------------
   TBD - Delaware Local School Districts        TBD - Brian Hays
   -------------------------------------------- --------------------------------
   TBD                                          TBD
   -------------------------------------------- --------------------------------
   TBD                                          TBD
   -------------------------------------------- --------------------------------
   TBD                                          TBD
   -------------------------------------------- --------------------------------
   TBD                                          TBD
   -------------------------------------------- --------------------------------
   TBD                                          TBD
   -------------------------------------------- --------------------------------
   TBD                                          TBD
   -------------------------------------------- --------------------------------
   TBD                                          TBD
   -------------------------------------------- --------------------------------
   TBD                                          TBD
   -------------------------------------------- --------------------------------

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SAIC's written consent.

Alliance Agreement
Annex 3
                                  Press Release


TO BE DETERMINED.














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This document is SAIC Confidential Information. Disclosure is prohibited without
SAIC's written consent.